UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2008

401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

This Current Report on Form 8-K relates solely to the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries (the “Plan”).

On April 28, 2008, the administrator for the Plan dismissed Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Plan. On April 28, 2008, the Plan engaged Wipfli LLP (“Wipfli”) as its independent registered public accounting firm for the fiscal year ended December 31, 2007. The Audit Committee of the Board of Directors of Fiserv, Inc. did not recommend the change in the independent registered public accounting firm for the Plan, but has approved the change.

The reports of D&T on the Plan’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent interim period, there have been (i) no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Plan has provided a copy of the foregoing statements to D&T and requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not D&T agrees with such statements. A copy of such letter, dated April 29, 2008, is being filed as Exhibit 16 to this Current Report on Form 8–K.

During the fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent interim period, the Plan did not consult with Wipfli regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, and no written report or oral advice was provided by Wipfli to the Plan that Wipfli concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(16)	Letter regarding change in certifying accountant from Deloitte & Touche LLP to the SEC, dated April 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

401(k) SAVINGS PLAN OF FISERV, INC. AND ITS PARTICIPATING SUBSIDIARIES
Date: May 1, 2008
	By:	Fiserv, Inc., the administrator of the 401(k) Savings
Plan of Fiserv, Inc. and Its Participating Subsidiaries

	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Executive Vice President, Chief Financial Officer,
Treasurer and Assistant Secretary

FISERV, INC.

Exhibit Index to Current Report on Form 8-K

Dated April 28, 2008

Exhibit Number	Description
16	Letter regarding change in certifying accountant from Deloitte & Touche LLP to the SEC, dated April 29, 2008.

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